NATIXIS FUNDS

Supplement dated June 17, 2011 to the Class A, Class C and Class Y Summary Prospectuses for Loomis Sayles Multi-Asset Real Return Fund, each dated May 1, 2011, as may be revised or supplemented from time to time.

Effective June 24, 2011, the first sentence of the fourth paragraph within the section “Principal Investment Strategies” within the Summary Prospectus is hereby deleted and replaced with the following with regard to the Fund:

Under normal market conditions, the Fund expects to invest at least 50% of its net assets in fixed-income securities and derivatives that have returns related to the returns on fixed-income securities.

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Supplement dated June 17, 2011 to the Alternative Funds Class A and Class C Prospectus and the Alternative Funds Class Y Prospectus, each dated May 1, 2011, as may be revised or supplemented from time to time, for the following fund:

Loomis Sayles Multi-Asset Real Return Fund (the “Fund”)

Effective June 24, 2011, the first sentence of the fourth paragraph within the section “Principal Investment Strategies” within the Fund Summary is hereby deleted and replaced with the following with regard to the Fund:

Under normal market conditions, the Fund expects to invest at least 50% of its net assets in fixed-income securities and derivatives that have returns related to the returns on fixed-income securities.

Effective June 24, 2011, the first sentence of the fifth paragraph within the section “Principal Investment Strategies” within the section “Investment Goals, Strategies and Risks” is hereby deleted and replaced with the following with regard to the Fund:

Under normal market conditions, the Fund expects to invest at least 50% of its net assets in fixed-income securities and derivatives that have returns related to the returns on fixed-income securities.